UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 4, 2018

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices) (Zip Code)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 4, 2018, Dawson Geophysical Company (the “Company”) entered into letter agreements (the “Amendments”) with each of the Executives hereinafter specified in order to amend their respective existing employment agreements dated as of October 8, 2014, as previously amended by letter agreements dated as of February 15, 2016, each between the Company and the following executive officers of the Company (collectively, the “Executives” and each an “Executive”): Stephen C. Jumper, Chairman, President and Chief Executive Officer, C. Ray Tobias, Executive Vice President and Chief Operating Officer, James K. Brata, Executive Vice President, Chief Financial Officer, Secretary and Treasurer and James W. Thomas, Executive Vice President and Chief Technology Officer.

Pursuant to the Amendments, the existing employment agreements, as amended, were modified to set the annual base salary provisions of each of the Executives as follows: (i) Mr. Jumper - $600,000, (ii) Mr. Tobias - $400,000, (iii) Mr. Brata - $350,000 and (iv) Mr. Thomas - $264,500. These changes to salary were effective May 1, 2018 for each of the Executives except Mr. Thomas whose changes to salary will be effective February 11, 2019.

The foregoing descriptions do not purport to set forth the complete terms thereof and are qualified in their entirety by reference to the Amendments attached hereto as Exhibits 10.1 through 10.4, each of which is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Letter Agreement dated May 4, 2018 between James K. Brata and the Company

10.2	—	Letter Agreement dated May 4, 2018 between Stephen C. Jumper and the Company

10.3	—	Letter Agreement dated May 4, 2018 between James W. Thomas and the Company

10.4	—	Letter Agreement dated May 4, 2018 between C. Ray Tobias and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: May 4, 2018	By:	/s/ James K. Brata
James K. Brata
Executive Vice President, Chief Financial Officer, Secretary and Treasurer